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                                                                    Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Stonepath Group, Inc. on Form S-3 of our report dated April 30, 1999 appearing in the Annual Report on Form 10-K of Stonepath Group, Inc. for the year ended December 31, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus.


/s/  L. J. SOLDINGER ASSOCIATES
-------------------------------------
L.J. SOLDINGER ASSOCIATES


Arlington Heights, IL
July 2, 2001



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